As filed with the Securities and Exchange Commission on July 6, 2017
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the

Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report

April 30, 2017

Contents

President’s Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	23

Distribution Reinvestment Plan	26

Directory	29

Proxy Voting Policies and Procedures	30

Quarterly Portfolio Schedule	30

Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) for the six months ended April 30, 2017. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

During the reporting period, pursuant to the terms of a tender offer, the Fund purchased 8,368,176 shares of common stock, representing approximately 15% of its then-outstanding common stock, at a price of $5.81 per share, which represented 98% of the net asset value per share on January 9, 2017. The Fund also commenced the initial measurement period under its tender offer program during the reporting period. On March 30, 2017, the Fund announced that the Fund’s common stock traded at an average daily discount to net asset value per share of -9.86% for the 12-week measurement period ended March 28, 2017. Accordingly, the Fund was not required to conduct a tender offer. The Fund will announce the dates of the second measurement period under the tender offer program at a later date.

On April 12, 2017, the Fund redeemed all of its issued and outstanding Mandatory Redeemable Preferred Shares (“MRPS”) at a redemption price equal to the liquidation value of $25,000 per share, plus any accumulated but unpaid distributions. The MRPS redemption was funded by $25 million in borrowings under the Fund’s credit facility. At the time of the MRPS redemption, the blended interest rate for the Fund’s credit facility was less than the MRPS 4% coupon. The Fund does not expect its redemption of the MRPS and related borrowings to have a material impact on the amount of leverage it employs.

In addition, on May 31, 2017, the Fund announced an increase in its monthly distribution rate to $0.045 per share of common stock from the prior monthly distribution rate of $0.04 per share. This distribution rate increase is the latest step in a series of discount mitigation measures the Fund has undertaken in an ongoing effort to improve stockholder value.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc.
Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 3.72% total return on a net asset value (NAV) basis for the six months ended April 30, 2017 and underperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 4.98% return for the same period. (Fund performance on a market basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance during the reporting period.

The U.S. stock market generated strong results during the reporting period. Supporting the market was overall robust investor demand, expectations for improving economic growth under the Trump administration and generally solid corporate profits. While the U.S. Federal Reserve (Fed) raised interest rates twice during the period, it has also indicated that it would take a measured approach to policy accommodation. The overall U.S. stock market, as measured by the S&P 500® Index, returned 13.32% for the six-month reporting period. Comparatively, real estate investment trusts (REITs) lagged the U.S. stock market. This was partially due to weak investor demand during periods of rising interest rates.

Stock selection and sector allocation both detracted from relative results during the reporting period. The sectors that detracted the most from the Fund’s performance from a stock selection perspective were Lodging/Resorts, Specialty and Office. Contributing the most to performance was stock selection in the Shopping Centers, Regional Malls and Diversified sectors. In terms of sector positioning, an overweight to Shopping Centers, along with underweights to Timber REITs and Specialty, were the largest headwinds for results. On the upside, overweights to Lodging/Resorts, Mortgage Home Financing and Mortgage Commercial Financing were the most beneficial for performance.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund’s allocations to the Infrastructure REITs and Lodging/Resorts sectors, while reducing its exposures to the Shopping Centers and Industrial sectors. The Fund ended the reporting period with roughly 40% of its total assets in REIT preferred shares, which helped us achieve our dual objective of income generation and price appreciation.

The U.S. economy has been fairly resilient in the face of global headwinds. We anticipate continued modest economic growth as the year progresses. Turning to the Fed, after its interest rate moves in December 2016 and March 2017, we believe it will likely take a measured approach in terms of further rate hikes. After moving higher following the U.S. presidential election, interest rates have been relatively stable in the 2.0%–2.5% range thus far in 2017, balancing expectations for improved economic growth, with some level of political uncertainty. We anticipate rising business and consumer confidence, potential fiscal stimulus and modest inflation, which, if they continue, should be supportive for the U.S. commercial property market. We believe real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. We believe real estate companies with sustainable cash flow and dividend growth have the potential to perform well. We are focused on companies with management teams that we believe can capitalize on pricing differences between the public and private real estate markets. While the full implications of a Trump Presidency and Republican-controlled Congress remain uncertain, we are closely monitoring potential legislation that could impact the real estate market.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION
(as a % of Total Investments*)
Equity Apartments	3.7%
Equity Data Centers	4.3
Equity Diversified	6.7
Equity Free Standing	1.0
Equity Health Care	10.1
Equity Industrial	5.7
Equity Infrastructure REITs	4.2
Equity Lodging/Resorts	10.8
Equity Manufactured Homes	1.6
Equity Office	10.3
Equity Regional Malls	9.7
Equity Self Storage	6.5
Equity Shopping Centers	8.3
Equity Single Family Homes	3.3
Equity Specialty	2.3
Mortgage Commercial Financing	9.3
Mortgage Home Financing	2.2
Short-Term Investment	0.0
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
		Six Month	Average Annual Total Return
	Inception	Period Ended	Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV[1]	10/28/2003	3.72%	10.06%	9.86%	-0.88%	4.53%
At Market Price[2]	10/28/2003	4.21%	13.87%	10.88%	-1.17%	3.45%
Index
FTSE NAREIT All
Equity REITs Index[3]		4.98%	7.66%	9.83%	5.02%	10.10%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived a portion of its investment management fees during certain of the periods shown. Please see the Notes to Financial Highlights for additional information regarding fee waivers.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

FTSE NAREIT All Equity REITs Index:

The index is a free float-adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) April 30, 2017

NUMBER OF SHARES		VALUE

Common Stocks 85.5%

Apartments 5.4%
153,700	American Campus Communities, Inc.	$7,283,843	(a)
79,198	Mid-America Apartment Communities, Inc.	7,857,234	(a)
		15,141,077

Commercial Financing 9.0%
263,923	Apollo Commercial Real Estate Finance, Inc.	5,091,075	(a)
283,200	Blackstone Mortgage Trust, Inc. Class A	8,745,216	(a)
504,200	Starwood Property Trust, Inc.	11,440,298	(a)
		25,276,589

Data Centers 3.8%
91,532	Digital Realty Trust, Inc.	10,511,535	(a)

Diversified 1.6%
429,900	Lexington Realty Trust	4,372,083	(a)

Free Standing 1.5%
440,400	Spirit Realty Capital, Inc.	4,148,568	(a)

Health Care 14.5%
114,963	Care Capital Properties, Inc.	3,089,056	(a)
276,900	HCP, Inc.	8,680,815	(a)
393,666	Medical Properties Trust, Inc.	5,145,215	(a)
313,000	Omega Healthcare Investors, Inc.	10,329,000	(a)
116,452	Ventas, Inc.	7,454,092	(a)
84,100	Welltower, Inc.	6,008,104	(a)
		40,706,282

Home Financing 3.2%
762,400	Annaly Capital Management, Inc.	9,003,944	(a)

Industrial 3.9%
71,204	Prologis, Inc.	3,874,210	(a)
265,200	STAG Industrial, Inc.	6,990,672	(a)
		10,864,882

Infrastructure 6.0%
177,500	Crown Castle International Corp.	16,791,500	(a)

Lodging/Resorts 5.3%
243,900	LaSalle Hotel Properties	6,965,784	(a)
308,700	Park Hotels & Resorts, Inc.	7,924,329	(a)
		14,890,113

See Notes to Financial Statements	6

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Manufactured Homes 2.3%
76,000	Sun Communities, Inc.	$6,354,360	(a)

Office 5.5%
39,800	Boston Properties, Inc.	5,038,680	(a)
205,680	Highwoods Properties, Inc.	10,464,998	(a)
		15,503,678

Real Estate Management & Development 4.1%
507,500	Brookfield Property Partners LP	11,342,625	*(a)

Regional Malls 3.7%
265,300	CBL & Associates Properties, Inc.	2,454,025	(a)
33,461	Simon Property Group, Inc.	5,529,765	(a)
273,187	Washington Prime Group, Inc.	2,404,045	(a)
		10,387,835

Self Storage 6.7%
87,500	Extra Space Storage, Inc.	6,608,875	(a)
33,300	Life Storage, Inc.	2,610,387
46,120	Public Storage	9,656,606	(a)
		18,875,868

Shopping Centers 5.7%
410,400	Kimco Realty Corp.	8,327,016	(a)
392,996	Urstadt Biddle Properties, Inc. Class A	7,726,301	(a)
		16,053,317

Specialty 3.3%
126,065	EPR Properties	9,166,186	(a)
	Total Common Stocks (Cost $196,380,859)	239,390,442

Preferred Stocks 58.9%

Commercial Financing 4.4%
131,915	iStar, Inc., Ser. E, 7.88%	3,264,896	(a)
185,000	iStar, Inc., Ser. G, 7.65%	4,506,600	(a)
185,000	iStar, Inc., Ser. I, 7.50%	4,462,200	(a)
		12,233,696

Data Centers 2.4%
250,000	DuPont Fabros Technology, Inc., Ser. C, 6.63%	6,850,000

See Notes to Financial Statements	7

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Diversified 4.1%
444,484	Colony NorthStar, Inc., Ser. B, 8.25%	$11,374,346	(a)

Industrial 4.4%
190,500	Rexford Industrial Realty, Inc., Ser. A, 5.88%	4,762,690
175,000	STAG Industrial, Inc., Ser. C, 6.88%	4,700,500
111,900	Terreno Realty Corp., Ser. A, 7.75%	2,909,400	(a)
		12,372,590

Lodging/Resorts 10.3%
375,000	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	9,307,500	(a)
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	19	*(b)(c)
399,300	Pebblebrook Hotel Trust, Ser. D, 6.38%	10,289,961	(a)
165,000	Sunstone Hotel Investors, Inc., Ser. E, 6.95%	4,230,600
200,000	Sunstone Hotel Investors, Inc., Ser. F, 6.45%	5,060,000
		28,888,080

Office 9.3%
200,000	Corporate Office Properties Trust, Ser. L, 7.38%	5,058,000	(a)
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,638,750	(a)
175,000	Kilroy Realty Corp., Ser. H, 6.38%	4,418,750	(a)
343,000	SL Green Realty Corp., Ser. I, 6.50%	8,801,380	(a)
		25,916,880

Regional Malls 10.3%
273,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	6,374,900	(a)
185,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	4,306,800
308,800	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	8,016,448	(a)
200,000	Taubman Centers, Inc., Ser. J, 6.50%	5,038,000	(a)
200,000	Washington Prime Group, Inc., Ser. H, 7.50%	5,046,000
		28,782,148

Self Storage 2.6%
275,000	Public Storage, Ser. Y, 6.38%	7,430,500	(a)

Shopping Centers 6.3%
252,000	Cedar Realty Trust, Inc., Ser. B, 7.25%	6,461,280	(a)
250,000	DDR Corp., Ser. K, 6.25%	6,280,000	(a)
99,000	Saul Centers, Inc., Ser. C, 6.88%	2,519,550
90,000	Urstadt Biddle Properties, Inc., Ser. G, 6.75%	2,340,000
		17,600,830

See Notes to Financial Statements	8

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Single Family Homes 4.8%
150,000	American Homes 4 Rent, Ser. B, 5.00%	$4,201,500	(a)
100,000	American Homes 4 Rent, Ser. C, 5.50%	2,810,000	(a)
134,000	American Homes 4 Rent, Ser. D, 6.50%	3,506,780
116,700	American Homes 4 Rent, Ser. F, 5.88%	2,894,160
		13,412,440
	Total Preferred Stocks (Cost $155,784,555)	164,861,510

Short-Term Investment 0.0%(e)

Investment Company 0.0%(e)
11,885	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68%	11,885	(d)
	(Cost $11,885)
Total Investments 144.4% (Cost $352,177,299)		404,263,837
Other Assets Less Liabilities (44.4)%		(124,224,455)
Net Assets Applicable to Common Stockholders 100.0%		$280,039,382

*	Non-income producing security.

(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.

(b)	Illiquid security.

(c)	Defaulted Security.

(d)	Represents 7-day effective yield as of April 30, 2017.

(e)	Represents less than 0.05% of net assets.

See Notes to Financial Statements	9

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$239,390,442	$—	$—	$239,390,442
Preferred Stocks
Lodging/Resorts	28,888,061	19	—	28,888,080
Office	18,278,130	7,638,750	—	25,916,880
Other Preferred Stocks(a)	110,056,550	—	—	110,056,550
Total Preferred Stocks	157,222,741	7,638,769	—	164,861,510
Short-Term Investment	—	11,885	—	11,885
Total Investments	$396,613,183	$7,650,654	$—	$404,263,837

(a)	The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements	10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
April 30, 2017
Assets
Investments in securities, at value* (Note A)—
see Schedule of Investments:
Unaffiliated issuers	$404,263,837
Dividends and interest receivable	463,885
Receivable for securities sold	989,468
Total Assets	405,717,190
Liabilities
Loans payable (net of deferred offering costs of $80,886) (Note A)	124,919,114
Distributions payable—common stock	87,615
Payable to investment manager (Note B)	202,203
Payable to administrator (Note B)	84,251
Payable to directors	1,231
Interest payable (Note A)	244,823
Accrued expenses and other payables	138,571
Total Liabilities	125,677,808
Net Assets applicable to Common Stockholders	$280,039,382
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$418,246,342
Distributions in excess of net investment income	(4,878,511)
Accumulated net realized gains (losses) on investments	(185,414,987)
Net unrealized appreciation (depreciation) in value of investments	52,086,538
Net Assets applicable to Common Stockholders	$280,039,382
Shares of Common Stock Outstanding ($0.0001 par value;
999,978,880 shares authorized)	47,419,670
Net Asset Value Per Share of Common Stock Outstanding	$5.91
* Cost of Investments	$352,177,299

See Notes to Financial Statements	11

Statement of Operations (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME
FUND INC.
For the
Six Months Ended
April 30, 2017
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$11,705,966
Interest income-unaffiliated issuers	12,935
Foreign taxes withheld (Note A)	(8,214)
Total income	$11,710,687
Expenses:
Investment management fees (Note B)	1,257,700
Administration fees (Note B)	524,042
Audit fees	27,562
Basic maintenance expense (Note A)	17,501
Custodian and accounting fees	50,395
Insurance expense	7,955
Legal fees	38,523
Stockholder reports	48,472
Stock exchange listing fees	5,138
Stock transfer agent fees	11,443
Distributions to mandatory redeemable preferred shareholders and
amortization of offering costs (Note A)	568,107
Directors' fees and expenses	22,201
Interest expense (Note A)	1,631,128
Miscellaneous	205,420
Total expenses	4,415,587
Custodian out-of-pocket expenses refunded (Note F)	(60,916)
Total net expenses	4,354,671
Net investment income (loss)	$7,356,016

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	22,680,532
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(21,923,743)
Net gain (loss) on investments	756,789
Net increase (decrease) in net assets applicable to Common Stockholders
resulting from operations	$8,112,805

See Notes to Financial Statements	12

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES
	INCOME FUND INC.
	Six Months Ended
	April 30, 2017	Year Ended
	(Unaudited)	October 31, 2016
Increase (Decrease) in Net Assets Applicable
to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$7,356,016	$13,277,850
Net realized gain (loss) on investments	22,680,532	414,124
Change in net unrealized appreciation (depreciation) of investments	(21,923,743)	19,821,710
Net increase (decrease) in net assets applicable to
Common Stockholders resulting from operations	8,112,805	33,513,684
Distributions to Common Stockholders From (Note A):
Net investment income	(12,050,175)	(13,069,822)
Tax return of capital	—	(8,687,438)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with common tender offer (Note E)	(48,619,102)	—
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	(52,556,472)	11,756,424
Net Assets Applicable to Common Stockholders:
Beginning of period	332,595,854	320,839,430
End of period	$280,039,382	$332,595,854
Distributions in excess of net investment income at end of period	$(4,878,511)	$(184,352)

See Notes to Financial Statements	13

Statement of Cash Flows (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the
Six Months Ended
April 30, 2017
Increase (Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders
resulting from operations	$8,112,805
Adjustments to reconcile net increase in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(46,563,428)
Proceeds from disposition of investment securities	95,210,157
Purchase/sale of short-term investment securities, net	5,624,292
Decrease in dividends and interest receivable	34,167
Decrease in prepaid expenses and other assets	17,975
Increase in receivable for securities sold	(989,468)
Decrease in accumulated unpaid distributions on mandatory redeemable preferred shares	(88,889)
Amortization of deferred offering costs	134,725
Increase in interest payable	15,640
Decrease in accrued expenses and other payables	(74,062)
Unrealized depreciation on securities	21,923,743
Net realized gain from investments	(22,680,532)
Net cash provided by (used in) operating activities	$60,677,125
Cash flows from financing activities:
Cash distributions paid on common stock	(12,058,023)
Payout for Common Stock redeemed via tender offers	(48,619,102)
Cash disbursements from Preferred Shares (Note A-9)	(25,000,000)
Cash receipts from loan	25,000,000
Net cash provided by (used in) financing activities	(60,677,125)
Net increase (decrease) in cash	0
Cash:
Beginning balance	0
Ending balance	$0
Supplemental disclosure
Cash paid for interest	$1,615,488

See Notes to Financial Statements	14

Notes to Financial Statements Real Estate Securities
Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●   Level 1 – quoted prices in active markets for identical investments

●    Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●    Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3	Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5	Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2017, the Fund did not have any unrecognized tax positions.

At April 30, 2017, the cost of investments for U.S. federal income tax basis was $351,732,042. Gross unrealized appreciation of investments was $68,360,682 and gross unrealized depreciation of investments was $15,828,887 resulting in net unrealized appreciation of $52,531,795 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: non-taxable distributions from real estate investment trusts (“REITs”) and other underlying investments, non-deductible restructuring costs, expiration of capital loss carryforwards and partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2016, the Fund recorded the following permanent reclassifications:

Accumulated Net
	Undistributed	Realized Gains
	Net Investment	(Losses) on
Paid-in Capital	Income (Loss)	Investments
$(155,690,239)	$(231,846)	$155,922,085

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

Distributions Paid From:
		Long-Term		Tax Return
Ordinary Income		Capital Gains		of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$14,086,489	$21,097,514	$—	$—	$8,687,438	$—	$22,773,927	$21,097,514

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$74,455,528	$(208,540,766)	$(184,352)	$(134,269,590)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, timing differences of distribution payments, and partnership basis adjustments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post- Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2016, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$207,797,355

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$64,218	$679,193

During the year ended October 31, 2016, the Fund had capital loss carryforwards expire of $155,352,682.

6	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2017 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At April 30, 2017, the Fund estimated these amounts for the period January 1, 2017 to April 30, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund’s fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2016, the character of distributions paid to stockholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On April 28, 2017, the Fund declared a monthly distribution to common stockholders in the amount of $0.04 per share, payable on May 31, 2017 to stockholders of record on May 15, 2017, with an ex-date of May 11, 2017. Subsequent to April 30, 2017, the Fund declared a monthly distribution to common stockholders in the amount of $0.045 per share, payable on June 30, 2017 to stockholders of record on June 15, 2017, with an ex-date of June 13, 2017.

8	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9	Financial leverage: In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the “Old Facility”) with State Street Bank and Trust Company (“State Street”). In September 2011, the Fund amended the Old Facility to reduce its commitment size to $135 million and extend its term. In February 2012, August 2012 and August 2014, the Fund amended the Old Facility to extend its term.

In September 2014, the Fund simultaneously terminated the Old Facility and entered into a $125 million secured, committed five-year credit facility with State Street (the “New Facility”). Under the New Facility, State Street made a Term Loan of $75 million and committed to making revolving Libor Loans and Base Rate Loans of up to $50 million. The Fund used loans under the New Facility to repay outstanding loans of the Old Facility and to increase its leverage through borrowings.

Under the New Facility, interest on the Term Loan is charged at a fixed rate of 3.53% and is payable on the first day of each calendar quarter. Interest on Libor Loans is charged at an adjusted Libor rate and is payable (i) on the last day of the interest period in effect and (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period. Interest on Base Rate Loans is charged at a rate per annum equal to the higher of (i) a rate per annum equal to an adjusted rate above the federal funds rate as in effect on that day, and (ii) the annual rate of interest announced from time to time by State Street as its “prime rate,” and is payable on the first day of each calendar month and on the termination date. The Fund has paid up front expenses in connection with the establishment and documentation of the New Facility, which are being amortized over the life of the New Facility. The expenses are included in the Interest expense line item that is reflected in the Statement of Operations.

The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the New Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2017, there were $125 million in loans outstanding under the New Facility.

On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares, Series A (“MRPS”) in a private placement. The MRPS had an aggregate liquidation preference of $25 million and a mandatory redemption date of September 26, 2017. On April 12, 2017, the Fund redeemed all of its issued and outstanding MRPS at a redemption price equal to the liquidation value of $25,000 per share plus any accumulated but unpaid distributions. The MRPS redemption was funded by $25 million in borrowings under the revolving portion of the Fund’s New Facility.

10	Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

11	Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

13	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, the Fund was required to provide the rating agency that rated its MRPS a report on a monthly basis verifying that the Fund was maintaining eligible assets having a discounted value equal to or greater than the MRPS Basic Maintenance Amount, which was a minimum level set by the rating agency as one of the conditions to maintain its rating on the MRPS. “Discounted value” refers to the fact that the rating agency required the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund paid a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (or Auction Market Preferred Shares (“AMPS”) prior to June 18, 2012) that were outstanding and borrowings under the New Facility (or Old Facility prior to September 2014) are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Prior to January 1, 2016, Neuberger Berman LLC was retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Management.

Note C—Securities Transactions:

During the six months ended April 30, 2017, there were purchase and sale transactions of long-term securities of $45,792,238 and $93,154,293, respectively.

During the six months ended April 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

Transactions in common stock for the six months ended April 30, 2017 and for the year ended October 31, 2016 were as follows:

	2017	2016
Redemption of Common Stock (Note E)	(8,368,176)	—
Net Increase (Decrease) in Common Stock Outstanding	(8,368,176)	—

Note E—Common Stock Tender Offer:

On July 25, 2016, the Fund announced: (i) the adoption of a conditional tender offer, pursuant to which it would conduct a tender offer for up to 15% of its outstanding shares of common stock at a price equal to 98% of its net asset value per share (“NAV”) if its common stock traded at an average daily discount to NAV of more than 10% during the period from December 31, 2015 through September 30, 2016 (the “2016 Measurement Period”); and (ii) a tender offer program under which the Fund will conduct two separate 12-week measurement periods during 2017 (the “Tender Offer Program”).

The average daily discount to NAV for the 2016 Measurement Period was 11.80%. As a result, the Fund conducted a tender offer that commenced on December 9, 2016 and expired at midnight on January 10, 2017 (one minute after 11:59 p.m. New York City Time on January 9, 2017). The Fund offered to purchase up to 15% of its outstanding shares of common stock at a price equal to 98% of its NAV determined on January 9, 2017. In accordance with the terms of the tender offer, since the tender offer was oversubscribed, the Fund purchased 15% of its outstanding shares of common stock on a pro-rata basis, after taking into account “odd lots” and with appropriate adjustment to avoid purchase of fractional shares of common stock, based on the number of shares properly tendered. The Fund purchased 8,368,176 shares of common stock at a purchase price of $5.81 per share, representing 98% of the NAV on January 9, 2017.

Under the Tender Offer Program, the Fund will conduct two separate 12-week measurement periods during 2017. If the Fund’s common stock trades at an average daily discount to NAV of greater than 10% during a 12-week measurement period, the Fund will conduct a tender offer for at least 8% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV determined on the day the tender offer expires. In determining the maximum size of the tender offers under the Tender Offer Program, the Board may consider, among other things, the then-current market conditions and outlook for the Fund, the size of the average daily discount during a measurement period, the potential impact of a tender offer at different levels on the Fund’s expense ratio, the potential tax consequences of the tender offer on the Fund and non-tendering common stockholders and the potential impact on the Fund as a whole.

The Board determined that the first of the two measurement periods under the Tender Offer Program was to commence on January 3, 2017 and end on March 28, 2017 (the “2017 Measurement Period”). The average daily discount to NAV for the 2017 Measurement Period was -9.86% and, therefore, in accordance with the Tender Offer Program, the Fund did not conduct a tender offer.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended April 30, 2017.

Expenses Refunded	Interest Paid to the Fund
$60,916	$5,207

Note G—Recent Accounting Pronouncements:

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

During the six months ended April 30, 2017, the Fund adopted the FASB’s Accounting Standards Update (“ASU”) No. 2015-03, which provides guidance to simplify the presentation of debt issuance costs and became effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Pursuant to the new standard, the Fund is required to present debt issuance costs in it’s Statement of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. Prior to the change, such costs were presented by the Fund as a deferred asset. This change in accounting had no impact on the Fund’s net assets.

In December 2016, FASB issued ASU No. 2016-19, “Technical Corrections and Improvements” (“ASU 2016-19”). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

On August 26, 2016, FASB issued a new ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended April 30,		Year Ended October 31,
	2017		2016	2015	2014	2013		2012
	(Unaudited)
Common Stock Net Asset Value,
Beginning of Period	$5.96		$5.75	$6.10	$5.45	$5.18		$4.38

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)@	0.14		0.24	0.16	0.26	0.19		0.16
Net Gains or Losses on Securities
(both realized and unrealized)	0.03		0.37	(0.15)	0.63	0.32		0.88
Common Stock Equivalent of Distributions
to AMPS Preferred Stockholders From:
Net Investment Income@	—		—	—	—	—		(0.00)
Total From Investment Operations
Applicable to Common Stockholders	0.17		0.61	0.01	0.89	0.51		1.04

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.24)		(0.24)	(0.36)	(0.24)	(0.24)		(0.24)
Tax Return of Capital	—		(0.16)	—	—	—		—
Total Distributions to Common Stockholders	(0.24)		(0.40)	—	—	—		—
Accretive Effect of Common Stock
Tender Offers	0.02		£—	—	—	—		0.00	£
Voluntary Contribution
from Management	—		—	—	0.00	—		—
Common Stock Net Asset Value,
End of Period	$5.91		$5.96	$5.75	$6.10	$5.45		$5.18
Common Stock Market Value,
End of Period	$5.38		$5.40	$5.08	$5.21	$4.71		$4.57
Total Return, Common Stock Net Asset Value†	3.72	%*	11.58%	1.19%	17.67%[a]	10.55%		24.97%
Total Return, Common Stock Market Value†	4.21	%*	14.43%	4.67%	16.29%[a]	8.29%		24.46%

Supplemental Data/Ratios††
Net Assets Applicable to Common
Stockholders, End of Period (in millions)	$280.0		$332.6	$320.8	$340.4	$303.9		$288.8
Preferred Stock Outstanding,
End of Period (in millions)^	$—		$25.0	$25.0	$25.0	$25.0		$25.0
Preferred Stock Liquidation Value Per Share^	$—		$25,000	$25,000	$25,000	$25,000		$25,000
Ratios are Calculated Using Average Net
Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØØ	2.99	%**	2.68%	2.57%	2.09%	2.10%		1.96	%#
Ratio of Net ExpensesØØ	2.97	%**b	2.68%	2.57%	2.09%	2.10	%Ø	1.86	%Ø
Ratio of Net Investment Income (Loss)
Excluding AMPS Preferred Stock Distributions^	4.96	%**b	4.04%	2.67%	4.57%	3.50%		3.32%[c]
Portfolio Turnover Rate	11	%*	14%	18%	21%	8%		22%
Asset Coverage Per Share, of
Preferred Stock, End of Period¢	$—		$357,685	$345,928	$365,519	$328,999		$313,886
Loans Payable (in millions)	$124.9	ØØØ	$100.0	$100.0	$100.0	$80.0		$80.0
Asset Coverage Per $1,000 of
Loans Payable¢¢	$3,241		$4,577	$4,459	$4,655	$5,112		$4,924

See Notes to Financial Highlights	23

Notes to Financial Highlights(Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee during certain of the periods shown.

*	Not annualized.

††

Expense ratios do not include the effect of distributions on AMPS. Income ratios include income earned on assets attributable to the MRPS (prior to April 12, 2017; AMPS prior to June 18, 2012) outstanding.

^	Prior to June 18, 2012, the Fund had AMPS outstanding. On September 26, 2012, the Fund issued 1,000 MRPS, which were outstanding until April 12, 2017 (see Note A to Financial Statements).

ØØ	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months	Year Ended October 31,
Ended April 30, 2017	2016	2015	2014	2013	2012
1.10%	0.96%	0.92%	0.43%	0.40%	0.54%

**	Annualized.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

Ø

Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (prior to April 12, 2017) and accumulated unpaid distributions on MRPS (prior to April 12, 2017; AMPS prior to June 18, 2012)) from the Fund’s total assets and dividing by the number of MRPS/AMPS outstanding.

¢¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS, loans payable, accumulated unpaid distributions on MRPS (prior to April 12, 2017; AMPS prior to June 18, 2012) and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

£

During the period ended April 30, 2017, the Fund conducted a tender offer of up to 15% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. During the period ended April 30, 2017, final payment for the tender offer was made at $5.81 per share representing 98% of the NAV per share on January 9, 2017.

During the fiscal year ended October 31, 2012, the Fund conducted a tender offer of up to 5% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. During the fiscal year ended October 31, 2012, final payment for the tender offer was made at $3.40 per share representing 98% of the NAV per share on November 29, 2011.

a	The voluntary contribution received in 2014 had no impact on the Fund’s total returns for the year ended October 31, 2014.

ØØØ

During the six months ended April 30, 2017, the Fund adopted FASB’s Accounting Standards Update No. 2015-03. At April 30, 2017, the value of Loans Payable is being shown net of unamortized deferred offering costs of $80,886.

Notes to Financial Highlights(Unaudited)

b	Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets applicable to common stockholders and net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of Net Expenses to Average Net Assets Applicable to Common Stockholders Six Months Ended April 30, 2017 2.99%	Ratio of Net Investment Income/(Loss) to Average Net Assets Applicable to Common Stockholders Six Months Ended April 30, 2017 4.94%

c	The annualized ratio of distributions on AMPS to average net assets applicable to common stockholders was:

Year Ended October 31, 2012 0.00%

Distribution Reinvestment Plan

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899 or 212.476.8800

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
American Stock Transfer & Trust Company, LLC*
6201 15th Avenue
Brooklyn, NY 11219

Computershare, Inc. (As of April 30, 2017)
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
American Stock Transfer & Trust Company, LLC*
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC*
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

*	Prior to June 13, 2017, Computershare, Inc. served as the Fund’s Transfer Agent and Plan Agent. Effective June 13, 2017, American Stock Transfer & Trust Company, LLC became the Fund’s Transfer Agent and Plan Agent.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security number and account balances
■income and transaction history
■credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

■open an account or provide account information
■seek advice about your investments or give us your income information
■give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

I0209 06/17

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	N/A	N/A	N/A	N/A
December 1 through December 31*	N/A	N/A	N/A	N/A
January 1 through January 31*	8,368,176	$5.81	8,368,176	N/A
February 1 through February 28	N/A	N/A	N/A	N/A
March 1 through March 31	N/A	N/A	N/A	N/A
April 1through April 30	N/A	N/A	N/A	N/A
Total	8,368,176	$5.81	8,368,176	N/A

*The Registrant conducted a tender offer that commenced on December 9, 2016 and expired at midnight on January 10, 2017 (one minute after 11:59 p.m. New York City Time on January 9, 2017) (the “Tender Offer”). Under the terms of the Tender Offer, the Registrant offered to purchase up to 15% of its outstanding common stock at a price equal to 98% of its Net Asset Value (“NAV”) per share determined on January 9, 2017. On January 9, 2017, the Fund accepted 8,368,176 shares of common stock, representing approximately 15% of its then outstanding common stock. Final payment was made at $5.81 per share, representing 98% of the NAV per share on January 9, 2017.

The Registrant has implemented a tender offer program consisting of two separate 12-week measurement periods during 2017. Under this program, if the Registrant’s common stock trades at an average daily discount to NAV per share of greater than 10% during a measurement period, the Registrant would conduct a tender offer for at least 8% of its outstanding common stock.  Since the Fund traded at a discount of less than 10% during the first measurement period, the Fund did not conduct a tender offer.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti
        Robert Conti
Chief Executive Officer and President
Date: July 5, 2017

By:  /s/ John M. McGovern
        John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 5, 2017